STATEMENT OF ADDITIONAL INFORMATION                       January 31, 1997


                              CONCORDE FUNDS, INC.
                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                               Dallas, Texas 75240


             This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Concorde Funds, Inc. dated January 31, 1997. Requests for copies of the prospectus should be made in writing to Concorde Funds, Inc., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary or by calling (972) 387-8258.


                              CONCORDE FUNDS, INC.

                               Table of Contents

                                                                     Page No.


   GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .  B-1

   INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . .  B-1

   INVESTMENT POLICIES AND PRACTICES . . . . . . . . . . . . . . . . . .  B-4

   DIRECTORS AND OFFICERS OF THE CORPORATION . . . . . . . . . . . . . . B-16

   PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . B-18

   INVESTMENT ADVISOR  . . . . . . . . . . . . . . . . . . . . . . . . . B-19

   DETERMINATION OF NET ASSET VALUE AND PERFORMANCE  . . . . . . . . . . B-21

   REDEMPTION OF FUND SHARES       . . . . . . . . . . . . . . . . . . . B-23

   ALLOCATION OF PORTFOLIO BROKERAGE . . . . . . . . . . . . . . . . . . B-23

   CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-25

   TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-25

   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS  . . . . . . . . . . . . . . B-26

   FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . B-26

   SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . B-27

   DESCRIPTION OF BOND RATINGS . . . . . . . . . . . . . . . . . . . . . B-28

             No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 1997 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.

             This Statement of Additional Information does not constitute an offer to sell securities.


                               GENERAL INFORMATION

             Concorde Funds, Inc. (the "Corporation") was incorporated under the laws of Texas on September 21, 1987. The Corporation was called "Concorde Value Fund, Inc." from September 21, 1987 until November 21, 1995. The Corporation is authorized to establish and operate one or more separate series of mutual funds. The Corporation currently consists of two separate funds namely "Concorde Value Fund" (the "VALUE FUND") and "Concord Income Fund" (the "INCOME FUND") (collectively, the "FUNDS" or individually, "FUND"). The VALUE FUND is the continuation of the original Concorde Value Fund, Inc.

                             INVESTMENT RESTRICTIONS

             As set forth in the prospectus dated January 31, 1997 of the FUNDS under the caption "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES?", the investment objective of the VALUE FUND is to produce long-term growth of capital, without exposing capital to undue risk. The VALUE FUND invests principally in undervalued common stocks. The investment objective of the INCOME FUND is to produce current income, primarily through investing in a diversified portfolio of income providing securities. Growth of capital is a secondary objective of the INCOME FUND. Consistent with these investment objectives, each of the FUNDS has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

             1. The FUNDS will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUNDS may invest in and commit their assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

             2. The VALUE FUND's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the VALUE FUND's net assets and of such 5% not more than 2% of the Value Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the VALUE FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

             3. Neither FUND will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND's net assets. Neither FUND will purchase securities while it has any outstanding borrowings.

             4. The VALUE FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities. The INCOME FUND will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the INCOME FUND'S total assets would be the subject of such loans.

             5. Neither FUND will make investments for the purpose of exercising control or management of any company.

             6. Each FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

             7. Neither FUND will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

             8. Neither FUND will purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUNDS.

             9. Neither FUND will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

             10. Neither FUND will act as an underwriter or distributor of securities other than shares of the FUNDS and the VALUE FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended. The INCOME FUND may invest in restricted securities subject to the limitations set forth in investment restriction 14.

             11. Neither FUND will purchase or sell real estate or real estate mortgage loans; provided, however, that the INCOME FUND may invest in mortgage-backed securities.

             12. Neither FUND will purchase or sell commodities or commodities contracts.

             13. The VALUE FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             14. The VALUE FUND's investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets and the INCOME FUND'S investments in such illiquid securities will not exceed 15% of its total assets.

             15. Neither FUND will invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

             The FUNDS have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

             1. The INCOME FUND'S investments in warrants will be limited to 5% of the INCOME FUND'S net assets. Included within that amount, but not to exceed 2% of the total value of the INCOME FUND'S net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

             2. The INCOME FUND will not invest more than 5% of its total assets in securities of any issuer which has a record of less than three
   (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

             3. Neither FUND will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the FUND would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 10% of the FUND's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The Advisor will not waive its investment advisory fee with respect to those FUND assets, if any, invested in registered closed-end investment companies.

             If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of a FUND's assets will not constitute a violation of that restriction.

                        INVESTMENT POLICIES AND PRACTICES

   Lending Portfolio Securities

             The INCOME FUND may lend a portion of its portfolio securities although the INCOME FUND will not engage in any such transaction if it would cause more than 10% of its net assets to be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the INCOME FUND could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the INCOME FUND would receive the amount of dividends or interest paid on the loaned securities.

             Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the INCOME FUND's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Concorde Financial Corporation, the FUNDS' investment advisor (the "Advisor") to be of good standing. Loans will not be made unless, in the judgment of the Advisor, the consideration which can be earned from such loans justifies the risk.

             The borrower, upon notice, must redeliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the INCOME FUND will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

             In making such loans, the INCOME FUND may utilize the services of a loan broker and pay a fee therefor. The INCOME FUND may incur additional custodian fees for services in connection with the lending of securities.

   Mortgage-Backed Securities

             The INCOME FUND may invest in Mortgage-Backed Securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities are described below.

             Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

             The Guaranteed Government Agency Mortgage-Backed Securities in which the INCOME FUND may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

             Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

             Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that originally may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

             Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States government.

             Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

             Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government.

             Privately-Issued Mortgage-Backed Securities. Mortgage-Backed Securities include Privately-Issued Mortgage-Backed Securities, which are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of the investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

             Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

             In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.

             Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

             Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the INCOME FUND are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

             No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Corporation's Board of Directors. In accordance with such guidelines, the Advisor will monitor the INCOME FUND's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

             Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

   Illiquid Securities

             Each of the FUNDS may invest in illiquid securities subject to the limitations set forth in investment restriction 14. The Board of Directors of the Corporation or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors.

             Restricted securities, which may be purchased only by the INCOME FUND, may be sold by the INCOME FUND only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the INCOME FUND may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the INCOME FUND may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the INCOME FUND might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Corporation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the INCOME FUND should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the INCOME FUND will take such steps as it deemed advisable, if any, to protect liquidity.

   U.S. Government Securities

             Each of the FUNDS may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

   High Yield Securities

             As set forth in the Prospectus, the INCOME FUND may invest in high yield, high risk, lower-rated securities, commonly known as "junk bonds." Investments in such securities are subject to the risk factors outlined below.

             The high yield market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

             The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the INCOME FUND defaults, the INCOME FUND may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the INCOME FUND's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

             Certain securities held by the INCOME FUND, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the INCOME FUND would have to replace the security with a lower yield security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the INCOME FUND's assets.

             The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the INCOME FUND to value accurately high yield securities or dispose of them. To the extent the INCOME FUND owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

             Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The INCOME FUND will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the INCOME FUND must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the INCOME FUND may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

             Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the INCOME FUND can meet redemption requests. To the extent that the INCOME FUND invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The INCOME FUND may retain a portfolio security whose rating has been changed.

   Hedging Instruments

             Index Options Transactions. The FUNDS may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

             Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the VALUE FUND's 10% limitation and the INCOME FUND's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

             Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the FUNDS may buy or sell; however, the Advisor intends to comply with all limitations.

             Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUNDS will realize a gain or loss from the purchase of writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The FUNDS will not enter into an option position that exposes a FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND'S custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

             The Advisor may utilize index options as a technique to leverage the portfolios of the FUNDS. If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUNDS will be enhanced. If the Advisor has the FUNDS take a position in options and stock prices move in a direction contrary to the Advisor's forecast however, the FUNDS would incur losses greater than the FUNDS would have incurred without the options position.

             Options on Securities. The FUNDS may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, a FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, a FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the FUNDS will be traded on recognized securities exchanges.

             When writing call options on securities, a FUND may cover its position by owning the underlying security on which the option is written. Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the FUNDS may cover their position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the FUND. The principal reason for the FUNDS to write call options on stocks held by the FUNDS is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

             When a FUND wishes to terminate the FUND's obligation with respect to an option it has written, the FUND may effect a "closing purchase transaction." The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When a FUND is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

             A FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the put option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option. A FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

             A FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option. If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

             Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUNDS. In such event, the FUNDS would be unable to realize their profits or limit their losses until the FUNDS would exercise options they hold and the FUNDS would remain obligated until options they wrote were exercised or expired.

             Because option premiums paid or received by the FUNDS are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

             The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

   Municipal Securities

             The INCOME FUND may invest in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Certain of the municipal securities in which the INCOME FUND may invest represent relatively recent innovations in the municipal securities markets. Because the INCOME FUND does not intend to invest a substantial amount of its assets in municipal securities, the interest on which is exempt from federal income tax, the INCOME FUND does not expect to be entitled to pass through to its shareholders the tax-exempt nature of any interest income attributable to investments in municipal securities.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

             The name, address, age, principal occupations during the past five years and certain other information with respect to each of the directors and officers of the Corporation as of November 1, 1996 are as follows:

   JOHN R. BRADFORD, Ph.D., 74

   7619 University Avenue
   Suite 2A
   Lubbock, Texas  79423
   (A DIRECTOR OF THE CORPORATION)

             Dr. Bradford is Vice President of Development of Compliance Services Group, Inc., an international integrated environmental management consulting and engineering service company.

   GILBERT F. HARTWELL, 72

   6810 Larkwood Street
   Houston, Texas  77074
   (A DIRECTOR OF THE CORPORATION)

             Mr. Hartwell is a Director of Century Business Machines, Houston, Texas, an office business machine company and the successor to Hartwell's Office World, Inc. Mr. Hartwell was the Chairman and founder of Hartwell's Office World, Inc.

   JOHN H. WILSON, 54

   1500 Three Lincoln Centre
   5430 LBJ Freeway
   Dallas, Texas 75240
   (A DIRECTOR OF THE CORPORATION)

             Mr. Wilson is President of U.S. Equity Corporation, a venture capital firm. Mr. Wilson is also President and a Director of Whitehall Corporation, a multifaceted manufacturing concern. He currently serves on the Board of Directors of Capital Southwest Corporation, a venture capital firm, Norwood Promotional Products, Inc., a manufacturer of advertising specialty products, Encore Wire Corporation, a manufacturer of electrical wire and cable, and Palm Harbor Homes, Inc., a producer of manufactured homes.

   GARY B. WOOD, Ph.D.*, 46

   1500 Three Lincoln Centre
   5430 LBJ Freeway
   Dallas, Texas  75240
   (PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)

             Dr. Wood is President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an investment advisory firm affiliated with the Advisor. He is also Chairman of the Board and a director of OmniMed Corporation, Houston, Texas, a medical equipment business and has been an officer and director of such corporation and its predecessor Uro-Tech Management Corporation, Dallas, Texas, since June, 1983. He is also Chairman of the Board of International Hospital Corporation, Dallas, Texas, a hospital construction and management firm. Dr. Wood currently serves on the Board of Directors of Harken Energy Corporation, a public corporation headquartered in Dallas, Texas, and is Chairman of the Board and a director of Positron Corporation, a public corporation headquartered in Houston, Texas.

   ____________

   * Dr. Wood is a director who is an "interested person" of the FUND as that term is defined in the Investment Company Act of 1940.

   ELIZABETH L. FOSTER, 41

   1500 Three Lincoln Centre
   5430 LBJ Freeway
   Dallas, Texas  75240
   (SECRETARY OF THE CORPORATION)

             Ms. Foster is currently a Portfolio Manager for the Advisor and has been employed by such firm in various capacities since 1983.

             During the fiscal year ended September 30, 1996 the Corporation did not pay any directors' fees. The Corporation's standard arrangement with directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board of Directors.

             The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 1996:

                                               COMPENSATION TABLE

                                                       Pension or
                                                       Retirement                        Total Compensation
                                   Aggregate        Benefits Accrued   Estimated Annual   from Corporation
                              Compensation from     as Part of Fund     Benefits Upon     and Fund Complex
    Name of Person                Corporation           Expenses          Retirement      Paid to Director

    John R. Bradford, Ph.D.           $0                  $0                 $0                  $0

    Gilbert F. Hartwell                0                   0                  0                   0

    John H. Wilson                     0                   0                  0                   0

    Gary B. Wood, Ph.D.                0                   0                  0                   0

                             PRINCIPAL SHAREHOLDERS

             Set forth below are the names and addresses of all holders of each FUND's shares who as of October 31, 1996 beneficially owned more than 5% of the then outstanding shares of a FUND as well as the number of shares of each FUND beneficially owned by all officers and directors of the Corporation as a group.


          Name and Address         Number of Shares      Percent
         of Beneficial Owner         of VALUE FUND      of Class

    I. David and Lee R. Bufkin
      R.R. 5, Box 390
      Brenham, Texas  77833               129,696           15.5%

    William E. Watson
      MDPA Pension Plan
      #3 Bent Tree Court
      Lufkin, TX  75901                    82,449            9.8%

    C. Wayne and Jane A. Nance
      214 North Bay EB
      Bullard, Texas  75757                89,354           10.6%

    Ralph S. and Deborah E.
      Cunningham
      #2 Saddlewood Estates
      Houston, Texas  77024                55,485            6.6%

    Charles Schwab & Co.
    101 Montgomery Street
    San Francisco, CA 94104               589,739           70.3%
    Officers and Directors
      as a group (5 persons)               12,462            1.5%


    _______________

    *  At October 31, 1996, Charles Schwab & Co. owned of record
    589,739 shares of the VALUE FUND or 70.3% of the then outstanding shares. All of the shares owned by Charles
    Schwab & Co. were owned of record only and included the shares held by I. David and Lee R. Bufkin, C. Wayne and Jane A. Nance and Ralph S. and Deborah E. Cunningham.


          Name and Address        Number of Shares      Percent
        of Beneficial Owner         of VALUE FUND      of Class

    I. David and Lee R. Bufkin
     R.R. 5, Box 390
     Brenham, TX  44833                41,237            17.4%

    William E. Watson MDPA
     Pension Plan
     #3 Bent Tree Court
     Lufkin, TX  75901                 40,528            17.1%

    Walter J. Stetter
     IRA Rollover
     4322 Melissa Lane
     Dallas, TX  75229                 31,901            13.5%
    Gerrett B. Lok IRA Rollover
     12544 Matisse Lane
     Dallas, TX  75230                 25,000            10.6%

    NationsBank of Texas,
     Trustee
    Debrahlee G. Kung Trust
    5500 Preston Road
    Dallas, TX  75205                  20,305             8.6%

    Mr. and Mrs. S.D. Chesebro
    5473 Sugar Hill Drive
    Houston, TX  77056                 12,260             5.2%
    L. W. Wright IRA Rollover
    7315 Lane Park Court
    Dallas, TX  75225                  17,143             7.2%

    C. M. Rampacek IRA Rollover
    2203 Bluff Creek
    Kingwood, TX  77345                13,296             5.6%

    Charles Schwab & Co.
    101 Montgomery Street
    San Francisco, CA  94104          165,664            69.9%
    Officers and Directors as a
       group (5 persons)                1,350              .6%
   _______________________

   * At October 31, 1996, Charles Schwab & Co. owned of record 165,664 shares of the VALUE FUND or 69.9% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included shares held by I. David and Lee R. Bufkin, Walter J. Stetter IRA Rollover, Gerrett B. Lok IRA Rollover, Mr. and Mrs. S. D. Chesebro, L. W. Wright IRA Rollover and C. M. Rampacek IRA Rollover.

                               INVESTMENT ADVISOR

             As set forth in the Prospectus under the caption "WHO MANAGES THE FUNDS?" the investment advisor to the FUNDS is Concorde Financial Corporation (the "Advisor"). The Advisor is controlled by Gary B. Wood, Ph.D. Pursuant to an investment advisory agreement between each FUND and the Advisor (the "Agreement"), the Advisor furnishes continuous investment advisory and management services to the FUNDS. During the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994 the VALUE FUND paid the Advisor advisory fees of $112,373, $104,664 and $110,669, respectively. During the period from January 22, 1996 (commencement of operations) through September 30, 1996, the INCOME FUND paid the Advisor advisory fees of $9,440.

             Each FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions. The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of a FUND's assets; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

             The Advisor has undertaken to reimburse each FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale. If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND. As of the date of this Statement of Additional Information the shares of the FUNDS are not qualified for sale in any state which imposes an expense limitation. Each FUND monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the FUND will create an account receivable from the Advisor for the amount of such excess. In such a situation, the monthly payment of the Advisor's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND's fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the fiscal year and not carried forward.

             Each Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of a FUND's shareholders, on sixty days written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

             Each Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

             As set forth in the Prospectus under the caption "HOW IS A FUND'S SHARE PRICE DETERMINED?" the net asset value of the FUND will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

             The FUNDS may occasionally advertise performance data such as total return or, with respect to the INCOME FUND only, yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. Any total rate of return quotation for a FUND will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the FUND during that period. Any period total rate of return quotation of a FUND will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by $1000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a FUND will be calculated by dividing the redeemable value at the end of the period (i.e. the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

             The foregoing computation may also be expressed by the following formula:

                                        n
                                  P(1+T)  = ERV

             P = a hypothetical initial payment of $1000

             T = average annual total return

             n = number of years

           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the stated periods at the end of the stated periods.

                  A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The INCOME FUND's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

             This calculation can be expressed as follows:

                        a-b    6
             Yield = 2[(----+1) -1]
                        cd

             Where: a= dividends and interest earned during the period.

                    b= expenses accrued for the period (net of
                       reimbursements).

                    c= the average daily number of shares outstanding during
                       the period that were entitled to receive dividends.

                    d= maximum offering price per share on the last day of
                       the period.

             The total return of the VALUE FUND for the period December 4, 1987, the day the VALUE FUND commenced operations, through September 30, 1996 was 107.28%. An initial investment of $1,000 in the VALUE FUND at December 4, 1987 would have been worth $2,072 as of September 30, 1996. The average annual compounded rate of return of the VALUE FUND over this period was 8.61%. The average annual compounded rate of return of the VALUE FUND for the 5-year period ended September 30, 1996 was 11.82%. The VALUE FUND's compounded rate of return for the 1-year period ended September 30, 1996 was 13.64%.

             The INCOME FUND'S total return for the period from January 22, 1996, the day the INCOME FUND commenced operations, through September 30, 1996 was 0.71%.

             The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the FUNDS in the future. An investment in a FUND will fluctuate in value and at redemption its value may be more or less than the initial investment.

                            REDEMPTION OF FUND SHARES

             Subject to a FUND's compliance with applicable regulations, each FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in kind of securities (instead of cash) from the FUND's portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of FUND shares receives a distribution in kind, he would incur brokerage charges when converting the securities to cash. Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND's net assets at the beginning of the 90 day period will be paid the redemption price in cash.

                        ALLOCATION OF PORTFOLIO BROKERAGE

             Decisions to buy and sell securities for the FUNDS are made by the Advisor subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for a FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a FUND means the best net price without regard to the mix between purchase or sale price and commission, if any. For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price or from non-principal market makers who are paid commissions directly. A FUND may allocate portfolio brokerage on the basis of recommendations to purchase shares of the FUND made by brokers if the Advisor reasonably believes the commissions and transaction quality are comparable to that available from other brokers.

             In allocating brokerage business for the FUNDS, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUNDS may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Agreement provides that the Advisor may cause a FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the FUND and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the VALUE FUND during the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994 to brokers totaled $14,755 on transactions involving securities having a total market value of $6,955,104, $26,409 on transactions involving securities having a total market value of $8,166,815 and $97,234 on transactions involving securities having a total market value of $17,933,157, respectively. Brokerage commissions paid by the INCOME FUND during the period from January 22, 1996 (commencement of operations) through September 30, 1996 to brokers totaled $4,548 on transactions involving securities having a total market value of $2,761,110. All of such brokers provided research services to the Advisor.

                                    CUSTODIAN

             Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the FUNDS. As such, Firstar Trust Company holds all securities and cash of the FUNDS, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Trust Company does not exercise any supervisory function over the management of the FUNDS, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Trust Company also acts as the FUNDS' fund accountant, transfer agent and dividend disbursing agent. Firstar Trust Company has entered into a fund accounting services agreement with the FUNDS pursuant to which it acts as fund accountant. As fund accountant Firstar Trust Company maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of each FUND and calculates each FUND's net asset value on a daily basis. In consideration of such services, the FUNDS pays monthly to Firstar Trust Company a fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses. During the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the VALUE FUND paid Firstar Trust Company $25,054, $24,216 and $23,464, respectively, pursuant to the fund accounting services agreement. During the period from January 22, 1996 (commencement of operations) through September 30, 1996, the INCOME FUND paid Firstar Trust Company $12,641.

                                      TAXES

             As set forth in the Prospectus under the caption "WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?" the FUNDS will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

             Dividends from a FUND's net investment income and distributions from the FUND's net realized capital gains are taxable to shareholders, whether received in cash or in additional shares of Common Stock. The 70% dividends-received deduction for corporations may apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the FUND from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the FUND.

             Any dividend or capital gains distribution paid shortly after a purchase of shares of Common Stock, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of Common Stock immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

             Shareholders may realize a capital gain or capital loss in any year in which they redeem shares of Common Stock. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.

             The FUNDS may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the FUNDS with his Social Security or other taxpayer identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             Kinder & Wyman, P.C., Dallas, Texas, has been selected as the independent certified public accountants for the FUNDS. The selection of the FUNDS' independent certified public accountants is subject to annual ratification by the FUNDS' shareholders.

                              FINANCIAL STATEMENTS

             The following audited financial statements are incorporated by reference to the Concorde Funds, Inc. Annual Report dated September 30, 1996 (File No. 811-5339), as filed with the Securities and Exchange Commission on November 27, 1996:

             Concorde Value Fund
                  Financial Highlights
                  Portfolio of Investments in Securities
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Notes to Financial Statements
                  Independent Auditors' Report

             Concorde Income Fund
                  Financial Highlights
                  Portfolio of Investments in Securities
                  Statement of Assets and Liabilities
                  Statement of Operations for the period from January 22,
                       1996 (inception) through September 30, 1996
                  Statement of Changes in Net Assets for the period from
                       January 22, 1996 (inception) through September 30,
                       1996
                  Notes to Financial Statements

                              SHAREHOLDER MEETINGS

             The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

             The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

             Upon the written request of the holders of shares entitled to vote not less than 10% of the FUNDS' outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

             If the Secretary elects to follow the course specified in clause
   (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of factor omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

             After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring,the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                           DESCRIPTION OF BOND RATINGS

             As set forth in the Prospectus under the caption "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES?" the FUNDS may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., and the INCOME FUND may invest up to 20% of its assets in securities that are rated below investment grade, but not lower than a B rating. A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Corporation. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

             The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

             The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

             The ratings are based, in varying degrees, on the following considerations:

             I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

             II.  Nature of and provisions of the obligation;

             III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

             AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

             BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by larger uncertainties or major risk exposures to adverse conditions.

             Moody's Investors Service, Inc.

             Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.